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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 19, 2003

                             XETA Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

         Oklahoma                      0-16231                73-1130045
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(State or other jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)         Identification No.)


1814 West Tacoma, Broken Arrow, Oklahoma                        74012
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: 918-664-8200
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             (Former name or address, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)    Exhibits.

      99.1  Press release issued by XETA Technologies, Inc. dated August 19,
            2003.

Item 12. Results of Operations and Financial Condition.

On August 19, 2003, XETA Technologies, Inc. issued a press release reporting the Company's financial results for the 3rd quarter ended July 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           XETA Technologies, Inc.
                                           (Registrant)


Dated:   August 19, 2003                   By: /s/ Robert B. Wagner
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                                               Robert B. Wagner
                                               CFO and Vice President of Finance


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